Exhibit 4.3

DUPONT DE NEMOURS, INC. (F/K/A DOWDUPONT INC.)

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (AS SUCCESSOR IN

INTEREST TO U.S. BANK NATIONAL ASSOCIATION),

as Trustee

FOURTH SUPPLEMENTAL INDENTURE

Dated as of October 2, 2025 to

INDENTURE

Dated as of November 28, 2018

4.725% Notes due 2028

5.319% Notes due 2038

5.419% Notes due 2048

TABLE OF CONTENTS

		Page
Article I

Definitions

Section 1.01.	Definition of Terms	2

Article II

General Terms of the Notes

Section 2.01.	Designation and Principal Amount	12
Section 2.02.	Further Issues	12
Section 2.03.	Maturity	12
Section 2.04.	Interest	12
Section 2.05.	Reserved	13
Section 2.06.	Form of Notes; Denomination	13
Section 2.07.	Transfer and Exchange	15
Section 2.08.	Definitive Notes	23

Article III

Optional Redemption

Section 3.01.	Optional Redemption	24
Section 3.02.	Applicability of Certain Redemption Provisions in Indenture	24

Article IV

Special Mandatory Redemption

Section 4.01.	Special Mandatory Redemption	24

Article V

Change of Control Repurchase Event

Section 5.01.	Change of Control Repurchase Event	25

Article VI

Covenants

Section 6.01.	Limitation on Liens	26
Section 6.02.	Sale and Leaseback Transactions	28

i

EXHIBIT A	Form of 2028 Notes
EXHIBIT B	Form of 2038 Notes
EXHIBIT C	Form of 2048 Notes
EXHIBIT D	Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S

ii

FOURTH SUPPLEMENTAL INDENTURE, dated as of October 2, 2025 (this “Fourth Supplemental Indenture”), between DUPONT DE NEMOURS, INC. (F/K/A DOWDUPONT INC.), a Delaware corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (AS SUCCESSOR IN INTEREST TO U.S. BANK NATIONAL ASSOCIATION), a national banking association, as trustee (the “Trustee”), under the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company executed and delivered the indenture, dated as of November 28, 2018, between the Company and the Trustee (the “Base Indenture” and, together with the Fourth Supplemental Indenture, the “Indenture”) to provide for the issuance from time to time of its debt securities (each, a “Security” or, collectively, the “Securities”), to be issued in one or more series;

WHEREAS, the Company and the Trustee have executed and delivered the First Supplemental Indenture, dated as of November 28, 2018, pursuant to which the Company established and issued its 4.725% Notes due 2028 (the “Existing 2028 Notes”), 5.319% Notes due 2038 (the “Existing 2038 Notes”) and 5.419% Notes due 2048 (the “Existing 2048 Notes” and, together with the Existing 2028 Notes and the Existing 2038 Notes, the “Existing Notes”);

WHEREAS, in connection with the Intended Electronics Separation (as defined herein), the Company offered to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) its outstanding Existing 2028 Notes, Existing 2038 Notes and Existing 2048 Notes for new notes to be issued by the Company pursuant to an Offering Memorandum and Consent Solicitation Statement, dated as of September 2, 2025, as supplemented by Supplement No. 1 to the Offering Memorandum and Consent Solicitation Statement, dated as of September 15, 2025, and amended by the Company’s press release, dated September 16, 2025 (collectively, the “Offering Memorandum and Consent Solicitation Statement”);

WHEREAS, in connection with the Exchange Offers, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of new series of Securities under the Base Indenture to be known as its “4.725% Notes due 2028” (the “2028 Notes”), “5.319% Notes due 2038” (the “2038 Notes”) and “5.419% Notes due 2048” (the “2048 Notes” and, together with the 2028 Notes and the 2038 Notes, the “Notes”), the form and substance of such series and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Fourth Supplemental Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to the resolutions duly adopted on August 28, 2025, has duly authorized the issuance of the Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, this Fourth Supplemental Indenture is being entered into pursuant to the provisions of Sections 3.01 and 14.01 of the Base Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Fourth Supplemental Indenture;

AND WHEREAS all acts and things necessary to make this Fourth Supplemental Indenture a valid agreement according to its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done and performed, and the execution of this Fourth Supplemental Indenture and the issue hereunder of the Notes has been duly authorized in all respects;

NOW THEREFORE, in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, the Company covenants and agrees with the Trustee, as follows:

ARTICLE I

DEFINITIONS

For all purposes of this Fourth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b) each term defined in the Base Indenture has the same meaning when used in this Fourth Supplemental Indenture; provided, however, that if a term is defined both herein and in the Base Indenture, the definition in the Fourth Supplemental Indenture shall govern with respect the Notes;

(c) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Fourth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

(d) references to “Article” or “Section” or other subdivisions herein are references to an Article, Section or other subdivisions of this Fourth Supplemental Indenture.

Section 1.01. Definition of Terms. Unless the context otherwise requires, the terms defined in this Section 1.01 shall for all purposes of this Fourth Supplemental Indenture have the meanings hereinafter set forth:

2028 Notes:

The term “2028 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

2038 Notes:

The term “2038 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

2048 Notes:

The term “2048 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Additional Interest:

The term “Additional Interest” means, with respect to any series of Notes, additional interest then owing with respect to such series of Notes pursuant to the Registration Rights Agreement.

Applicable Procedures:

The term “Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

Attributable Debt:

The term “Attributable Debt” means the present value (discounted at the rate of 1% per annum over the weighted average Yield to Maturity of the Outstanding Notes hereunder, such average being weighted by the principal amount of the Notes of each series) of the obligation of a lessee for rental payments (excluding from such rental payments, however, amounts payable with respect to income and property taxes, insurance, maintenance, and other similar charges and contingent rents, such as those based on sales) during the remaining term of any lease (including any period for which such lease has been extended).

Base Indenture:

The term “Base Indenture” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Below Investment Grade Rating Event:

The term “Below Investment Grade Rating Event” means, with respect to each series of the Notes, that the Notes of such series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred with respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if the Rating Agency or Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

Business Day:

The term “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to close in the City of New York.

Change of Control:

The term “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than the Company or one of its subsidiaries; (2) the approval by the holders of the Company’s voting stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture); or (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding voting interests in the Company’s capital stock; provided that, in accordance with Section 6.05 and notwithstanding the foregoing or anything to the contrary contained herein, any action taken by any of the Company or any Subsidiary in connection with or incidental to the consummation of the Transactions (including in each case the consummation thereof) shall not constitute a Change of Control and shall be permitted under all related covenants and obligations under the Indenture without restriction.

Change of Control Offer:

The term “Change of Control Offer” has the meaning specified in Section 5.01(a) of this Fourth Supplemental Indenture.

Change of Control Payment:

The term “Change of Control Payment” has the meaning specified in Section 5.01(a) of this Fourth Supplemental Indenture.

Change of Control Payment Date:

The term “Change of Control Payment Date” has the meaning specified in Section 5.01(b) of this Fourth Supplemental Indenture.

Change of Control Triggering Event:

The term “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

Clearstream:

The term “Clearstream” means Clearstream Banking S.A.

Consolidated Net Tangible Assets:

The term “Consolidated Net Tangible Assets” means the total amount of assets less applicable reserves and other properly deductible items after deducting (a) all current liabilities excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (b) all goodwill, trade names, trademarks, patents, purchased technology, unamortized debt discount and other intangible assets, all as set forth on the Company’s most recent quarterly balance sheet and computed in accordance with GAAP.

Dealer Managers:

The term “Dealer Managers” means Citigroup Global Markets Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC and MUFG Securities Americas Inc.

Debt:

The term “Debt” has the meaning specified in Section 6.01(a) of this Fourth Supplemental Indenture.

Definitive Note:

The term “Definitive Note” means a certificated Note that does not include the Global Notes Legend.

Depositary:

The term “Depositary” means collectively The Depository Trust Company, its nominees and their respective successors.

Discharged:

The term “Discharged” has the meaning specified in Section 9.02 of this Fourth Supplemental Indenture.

Euroclear:

The term “Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System.

Event of Default:

The term “Event of Default” has the meaning specified in Section 7.01 of this Fourth Supplemental Indenture.

Exchange Act:

The term “Exchange Act” has the meaning specified in Section 5.01(e) of this Fourth Supplemental Indenture.

Exchange Notes:

The term “Exchange Notes” has the meaning specified in the Registration Rights Agreement.

Existing 2028 Notes:

The term “Existing 2028 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Existing 2038 Notes:

The term “Existing 2038 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Existing 2048 Notes:

The term “Existing 2048 Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Existing Notes:

The term “Existing Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Fitch:

The term “Fitch” means Fitch Ratings Ltd. and any successor to its rating agency business.

Global Notes Legend:

The term “Global Notes Legend” means the legend set forth in Exhibits A through C to this Fourth Supplemental Indenture.

Group:

The term “Group” means a group of related persons for purposes of Section 13(d) of the Exchange Act.

Indenture:

The term “Indenture” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Initial Notes:

The term “Initial Notes” means the Notes issued pursuant to this Fourth Supplemental Indenture on the date hereof.

Intended Electronics Separation:

The term “Intended Electronics Separation” means the proposed separation of the Company’s electronics business, which includes its semiconductor technologies and interconnect solutions businesses into an independent public company, Qnity Electronics, Inc. (as more fully described in the Offering Memorandum and Consent Solicitation Statement).

Investment Grade Rating:

The term “Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s, BBB- (or the equivalent) by S&P and an equivalent rating of any replacement agency, respectively.

Issue Date:

The term “Issue Date” means October 2, 2025.

Moody’s:

The term “Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

Mortgages:

The term “Mortgages” has the meaning specified in Section 6.01(a) of this Fourth Supplemental Indenture.

Notes:

The term “Notes” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Offering Memorandum and Consent Solicitation Statement:

The term “Offering Memorandum and Consent Solicitation Statement” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Par Call Date

The term “Par Call Date” means (i) with respect to the 2028 Notes, August 15, 2028, (ii) with respect to the 2038 Notes, May 15, 2038, and (iii) with respect to the 2048 Notes, May 15, 2048.

Participant

The term “Participant” means members of, or participants in, the Depositary.

Paying Agent:

The term “Paying Agent” means the Trustee or any other Person authorized by the Company to pay the principal of or interest on the Notes on behalf of the Company.

Person:

The term “Person” means any individual, corporation, limited liability company, partnership, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof or other entity.

Principal Property:

The term “Principal Property” means any manufacturing plant or facility, distribution facility or any mineral producing property or any research facility located within the continental United States owned by the Company or any Restricted Subsidiary, unless, in the opinion of the Company’s Board of Directors, such plant, facility, property or research facility is not of material importance to the total business conducted by the Company and the Company’s Restricted Subsidiaries.

QIB:

“QIB” means qualified institutional buyer as defined in Rule 144A promulgated under the Securities Act.

Rating Agencies:

The term “Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a credit rating agency registered as a “nationally recognized statistical rating organization” with the SEC, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

Registered Exchange Offer:

The term “Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to Holders of the Notes, to issue and deliver to such Holders, in exchange for their Notes, a like aggregate principal amount of Exchange Notes in an exchange registered under the Securities Act.

Registration Rights Agreement:

The term “Registration Rights Agreement” means the Registration Rights Agreement, dated as of October 2, 2025, entered into by and among the Company and the Dealer Managers.

Regulation S:

The term “Regulation S” means Regulation S promulgated under the Securities Act.

Regulation S Notes:

The term “Regulation S Notes” means all Notes offered and issued pursuant to the Exchange Offers to holders of the Existing Notes in an offshore transaction in reliance on Regulation S.

Restricted Notes Legend:

The term “Restricted Notes Legend” means the legend set forth in the first paragraph of Section 2.07(e)(i) hereof.

Restricted Period:

The term “Restricted Period” means, with respect to any Notes, the period that is 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date of original issuance with respect to such Notes.

Restricted Subsidiary:

The term “Restricted Subsidiary” means any wholly-owned subsidiary (i) substantially all the property of which is located within the continental United States of America; (ii) which owns a Principal Property; and (iii) in which the Company’s investment exceeds 1% of its total consolidated assets as of the end of the preceding year. The term “Restricted Subsidiary” does not include any wholly-owned subsidiary which is principally engaged in leasing or in financing installment receivables or which is principally engaged in financing the Company’s operations outside the continental United States.

Rule 144A:

The term “Rule 144A” means Rule 144A promulgated under the Securities Act.

Rule 144A Notes:

The term “Rule 144A Notes” means all Notes offered and issued pursuant to the Exchange Offers to holders reasonably believed to be QIBs in reliance on Rule 144A.

S&P:

The term “S&P” means Standard & Poor’s Ratings Services and any successor to its rating agency business.

SEC:

The term “SEC” means the U.S. Securities and Exchange Commission.

Securities:

The term “Securities” has the meaning specified in the recitals of this Fourth Supplemental Indenture.

Securities Act:

The term “Securities Act” means the U.S. Securities Act of 1933, as amended.

Security Registrar:

The term “Security Registrar” has the meaning specified in Section 2.07(j) of this Fourth Supplemental Indenture.

Special Mandatory Redemption Date:

The term “Special Mandatory Redemption Date” has the meaning specified in Section 4.01(b) of this Fourth Supplemental Indenture.

Special Mandatory Redemption Event:

The term “Special Mandatory Redemption Event” has the meaning specified in Section 4.01(a) of this Fourth Supplemental Indenture.

Special Mandatory Redemption Notice:

The term “Special Mandatory Redemption Notice” has the meaning specified in Section 4.01(b) of this Fourth Supplemental Indenture.

Special Mandatory Redemption Notice Date:

The term “Special Mandatory Redemption Notice Date” has the meaning specified in Section 4.01(b) of this Fourth Supplemental Indenture.

Special Mandatory Redemption Price:

The term “Special Mandatory Redemption Price” has the meaning specified in Section 4.01(a) of this Fourth Supplemental Indenture.

Transactions:

The term “Transactions” has the meaning specified in Section 6.04 of this Fourth Supplemental Indenture.

Transfer Restricted Note:

The term “Transfer Restricted Note” means any Note that bears or is required to bear a Restricted Notes Legend.

Treasury Rate:

The term “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields–one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life–and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Yield to Maturity:

The term “Yield to Maturity” means the yield to maturity, calculated at the time of issuance of the Notes, in accordance with accepted financial practice.

ARTICLE II

GENERAL TERMS OF THE NOTES

Section 2.01. Designation and Principal Amount.

(a) There is hereby authorized and established three new series of Securities under the Base Indenture, designated as the “4.725% Notes due 2028”, “5.319% Notes due 2038” and “5.419% Notes due 2048”, which are not limited in aggregate principal amount.

(b) There are initially to be authenticated and delivered (i) $1,584,398,000 aggregate principal amount of the 2028 Notes, (ii) $225,963,000 aggregate principal amount of the 2038 Notes and (iii) $294,781,000 aggregate principal amount of the 2048 Notes.

Section 2.02. Further Issues. Notwithstanding the initial aggregate principal amounts set forth in Section 2.01(b) of this Fourth Supplemental Indenture, the Company may from time to time, without the consent of the Holders of any series of the Notes, issue additional Notes having the same ranking and the same interest rate, maturity and other terms as the Notes of such series, except for the issue date, issue price and initial Interest Payment Date. Any additional Notes having such similar terms, together with the Notes of such series, will constitute a single series of Securities under the Indenture; provided, however, that, in the event that additional notes of any series are not fungible with such series of Notes for U.S. federal income tax purposes, the Company shall cause such additional notes to be issued with a separate CUSIP number, Common Code and/or ISIN number, as applicable. No additional notes of any series may be issued if an Event of Default has occurred and is continuing with respect to the Notes of such series.

Section 2.03. Maturity. The 2028 Notes will mature on November 15, 2028. The 2038 Notes will mature on November 15, 2038. The 2048 Notes will mature on November 15, 2048.

Section 2.04. Interest.

(a) 2028 Notes. The 2028 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) at the rate of 4.725% per annum. Interest on the 2028 Notes will accrue from (and including) the most recent date on which interest has been paid by the Company on the 2028 Notes issued by the Company that were accepted in the Exchange Offer, and will be payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2025. The Record Date for the interest payable on any Interest Payment Date is the close of business on May 1 or November 1, as the case may be, immediately preceding the relevant Interest Payment Date, whether or not that day is a Business Day.

(b) 2038 Notes. The 2038 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) at the rate of 5.319% per annum. Interest on the 2038 Notes will accrue from (and including) the most recent date on which interest has been paid by the Company on the 2038 Notes issued by the Company that were accepted in the Exchange Offer, and will be payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2025. The Record Date for the interest payable on any Interest Payment Date is the close of business on May 1 or November 1, as the case may be, immediately preceding the relevant Interest Payment Date, whether or not that day is a Business Day.

(c) 2048 Notes. The 2048 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) at the rate of 5.419% per annum. Interest on the 2048 Notes will accrue from (and including) the most recent date on which interest has been paid by the Company on the 2048 Notes issued by the Company that were accepted in the Exchange Offer, and will be payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2025. The Record Date for the interest payable on any Interest Payment Date is the close of business on May 1 or November 1, as the case may be, immediately preceding the relevant Interest Payment Date, whether or not that day is a Business Day.

Section 2.05. Reserved.

Section 2.06. Form of Notes; Denomination.

(a) The Notes and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibits A – C hereto (other than, (i) with respect to any additional Notes of any series of the Notes, changes related to issue date, issue price and first Interest Payment Date of such additional Notes, and (ii) with respect to any Exchange Notes of any series of the Notes, changes related to legends, transfer restrictions, CUSIP/ISIN numbers or Common Codes and other changes customary for registered notes). The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. Each series of Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes of each series and any additional Notes of such series subsequently issued under the Indenture, together with any Exchange Notes issued with respect to the Notes of such series in accordance with the Registration Rights Agreement, will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions; provided that, if any such additional Notes are not fungible with then-outstanding Notes of that series for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP number, Common Code and/or ISIN number, as applicable.

(i) The Notes shall initially be issued only (A) to persons reasonably believed to be QIBs in reliance on Rule 144A or (B) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act, in compliance with Regulation S. Notes may thereafter be transferred to, among others, purchasers reasonably believed to be QIBs, and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Notes initially issued pursuant to Rule 144A shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the “Rule 144A Global Note”) and Notes initially issued pursuant to Regulation S shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the “Regulation S Global Note”), in each case without interest coupons and with the Global Notes Legend and the applicable Restricted Notes Legend set forth in Section 2.07(e)(i) hereof, which shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to the Depositary or a nominee thereof or a custodian therefor (including the Trustee) on behalf of the Holders of the Notes represented thereby, duly executed by the Company and authenticated by the Trustee as provided in this Fourth Supplemental Indenture.

(ii) Beneficial interests in Regulation S Global Notes may be exchanged for interests in Rule 144A Global Notes of the same series if (1) such exchange occurs in connection with a transfer of Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Note first delivers to the Trustee a written certificate (in the form of the Form of Exchange Certificate attached to the applicable Exhibit hereto) to the effect that the beneficial interest in the Regulation S Global Note is being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

(iii) Beneficial interests in Rule 144A Global Notes may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Note only if the transferor first delivers to the Trustee a written certificate (in the form of Exhibit D hereto) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S (if applicable).

(iv) The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.”

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Fourth Supplemental Indenture, the Company and the Trustee, by their execution and delivery of this Fourth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Fourth Supplemental Indenture, the provisions of this Fourth Supplemental Indenture shall govern and be controlling.

The Depository Trust Company, a New York corporation, will initially act as Depositary with respect to each series of Notes.

(b) Global Notes. The Notes will be issued initially in the form of one or more Global Notes in definitive, fully registered, book-entry form. The Global Notes shall be registered in the name of the Depositary designated for such Global Note or a nominee thereof and delivered to the Depositary or a nominee thereof or a custodian therefor (including the Trustee) on behalf of the purchasers of the Notes represented thereby, duly executed by the Company and authenticated by the Trustee as provided in this Fourth Supplemental Indenture. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

(c) Book-Entry Provisions. This Section 2.08(c) shall apply only to a Global Note deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.08(c) and pursuant to a Company Order, authenticate and deliver initially one or more Global Notes that (A) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee thereof and (B) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as custodian thereof.

(d) Payment. Payments in respect of the principal of, premium, if any, and interest on a Global Note registered in the name of the Depositary or its nominee will be payable to the Depositary in its capacity as the registered holder under the Indenture. Under the terms of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee will treat the persons in whose names the Notes, including the Global Notes, are registered as the owners of the Notes for the purpose of receiving payments and for all other purposes, whether or not the Notes be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(e) Definitive Notes. Except as provided in Section 2.07, owners of a beneficial interest in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Definitive Notes and will not be considered the registered owners or “holders” thereof under the Indenture for any purpose.

Section 2.07. Transfer and Exchange.

(a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request:

(i) to register the transfer of such Definitive Notes; or

(ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar (as defined below) shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(1) shall be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or the Holder’s attorney duly authorized in writing; and

(2) are accompanied by the following additional information and documents, as applicable:

(A) certification (in the form set forth on the reverse side of the Initial Note) that such definitive Note is being transferred (x) to a QIB in accordance with Rule 144A or (y) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act; and

(B) (x) if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Note); or (y) if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form satisfactory to the Trustee).

(b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirement set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with (i) certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act and (ii) written instructions directing the Trustee to make, or to direct the custodian thereof to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the custodian thereof to cause, in accordance with the standing instructions and procedures existing between the Depositary and the custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.10, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c) Transfer and Exchange of Global Notes.

(i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Fourth Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred. Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this Fourth Supplemental Indenture (other than the provisions set forth in Section 2.08), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(iv) In the event that a Global Note is exchanged for Notes in definitive form prior to the consummation of the Registered Exchange Offer or the effectiveness of the shelf registration statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this section (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d) Restrictions on Transfer of Regulation S Global Notes.

(i) Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an available exemption from registration under the Securities Act or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. person or for the account or benefit of a U.S. person. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or Rule 144A and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, the transferee must, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e) Legends.

(i) Except as permitted by the following paragraphs (ii), (iii), (iv) or (v), each Note certificate evidencing a Global Note or a Definitive Note (and all Notes issued in exchange therefor or in substitution thereof) offered and sold to persons reasonably believed to be QIBs pursuant to Rule 144A shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY

ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS SIX MONTHS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Note evidencing a Global Note offered and sold to non-U.S. persons outside the United States in reliance on Regulation S shall bear a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN

RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

Each Global Note shall bear a legend substantially in the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO DUPONT DE NEMOURS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY

SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Each Note in definitive form shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iii) After a transfer of any Initial Notes during the period of the effectiveness of a shelf registration statement with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(v) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(f) By its acceptance of any Note bearing any legend in Section 2.07(e)(i) hereof, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Fourth Supplemental Indenture and in such legend in Section 2.07(e)(i) hereof and agrees that it shall transfer such Note only as provided in this Fourth Supplemental Indenture.

(g) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the custodian for such Global Note) with respect to such Global Note, by the Trustee or the custodian thereof, to reflect such reduction.

(h) Obligations with Respect to Transfers and Exchanges of Notes.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of the Notes, other than exchanges pursuant to Section 3.05, 3.06, 3.07 or 4.06 of the Indenture not involving any transfer.

(i) Prior to due presentment of any Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05, 3.06 and 3.08 of the Indenture) interest on such Note and for all other purposes whatsoever, whether or not any payment with respect to such Note shall be overdue, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

(j) The Company hereby appoints the Trustee as Security Registrar for the Notes (the “Security Registrar”). Neither the Company nor the Security Registrar shall be required to (i) issue, register the transfer of or exchange Notes of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of such series selected for redemption under Section 4.02 of the Indenture and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(k) All Notes issued upon any transfer or exchange pursuant to the terms of this Fourth Supplemental Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(l) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a Participant in, the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any Participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, Participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture, this Fourth Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary Participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Fourth Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.08. Definitive Notes.

(a) A Global Note deposited with the Depositary or with the Trustee as custodian pursuant to Section 2.06 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.07 and (i) the Depositary has notified the Company that it is unwilling, unable or ineligible to continue as Depositary with respect to such Global Note or if at any time the Depositary with respect to such Global Note ceases to be a clearing agency registered under the Exchange Act or, in the case of a Depositary outside the United States, registered under applicable law and, in each case, a successor Depositary is not appointed by the Company within 90 days after receipt of such notice or after it becomes aware of such condition, as the case may be, or (ii) the Company executes and delivers to the Trustee a Company Order providing that such Global Note shall be so exchangeable and the transfer thereof so registrable.

(b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.08 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and upon Company Order the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.08 shall be executed, authenticated and delivered only in denominations of $2,000 of principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as requested by or on behalf of the Depositary (in accordance with its customary procedures).

(c) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(d) In the event of the occurrence of any of the events specified in Section 2.08(a)(ii) or (ii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

ARTICLE III

OPTIONAL REDEMPTION

Section 3.01. Optional Redemption.

(a) 2028 Notes. The 2028 Notes shall be redeemable at the option of the Company as set forth under the heading “Optional Redemption” in the form of security set forth in Exhibit A hereto.

(b) 2038 Notes. The 2038 Notes shall be redeemable at the option of the Company as set forth under the heading “Optional Redemption” in the form of security set forth in Exhibit B hereto.

(c) 2048 Notes. The 2048 Notes shall be redeemable at the option of the Company as set forth under the heading “Optional Redemption” in the form of security set forth in Exhibit C hereto.

Section 3.02. Applicability of Certain Redemption Provisions in Indenture. The provisions of Article IV of the Base Indenture shall be applicable to any redemption of Notes pursuant to this Article III.

ARTICLE IV

SPECIAL MANDATORY REDEMPTION

Section 4.01. Special Mandatory Redemption. (a) If the Intended Electronics Separation is completed on or before March 31, 2026 (the “Special Mandatory Redemption Event”), the Company shall redeem (each redemption, a “Special Mandatory Redemption”) $900,000,000 principal amount of the 2028 Notes, $225,963,000 principal amount of the 2038 Notes and $294,781,000 principal amount of the 2048 Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to the greater of (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on each series of Notes discounted to the Special Mandatory Redemption Date (assuming each series of Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus (i) 25 basis points in the case of the 2028 Notes and (ii) 30 basis points in the case of the 2038 Notes and the 2048 Notes, less (b) interest accrued to the Special Mandatory Redemption Date, and (2) 100% of the principal amount of the applicable series of Notes to be redeemed, plus, in either case, accrued and unpaid interest, if any, to, but excluding the Special Mandatory Redemption Date.

(b) Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than ten Business Days following such Special Mandatory Redemption Event) cause notice (a “Special Mandatory Redemption Notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “Special Mandatory Redemption Notice Date”). The Special Mandatory Redemption Notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 30 days from the Special Mandatory Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), and that $900,000,000 principal amount of the 2028 Notes, $225,963,000 principal amount of the 2038 Notes and $294,781,000 principal amount of the 2048 Notes will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Notes.

(c) At or prior to 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes to be redeemed pursuant to the above will cease to bear interest on and after the Special Mandatory Redemption Date.

(d) Upon the consummation of Special Mandatory Redemption pursuant to this Section 4.01 with respect to a series of Notes, this Article IV shall cease to apply with respect to such series of Notes.

ARTICLE V

CHANGE OF CONTROL REPURCHASE EVENT

Section 5.01. Change of Control Repurchase Event. (a) If a Change of Control Triggering Event occurs with respect to a series of Notes, unless the Company has exercised its right to redeem in whole a series of Notes in accordance with Section 3.01 of this Fourth Supplemental Indenture, the Holders of the Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 and additional multiples of $1,000) of their Notes pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of purchase (the “Change of Control Payment”).

(b) Within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to the Holders of the Notes and the Trustee describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

(d) The Paying Agent shall promptly pay to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note shall be in a principal amount of $2,000 and additional multiples of $1,000.

(e) The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 5.01, the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 5.01 by virtue of such conflicts.

(f) The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by it, and such third party purchases all Notes properly tendered and not withdrawn under its offer.

ARTICLE VI

COVENANTS

Section 6.01. Limitation on Liens. (a) The Company shall not, nor shall the Company permit any Restricted Subsidiary to, issue, assume, or guarantee any debt for money borrowed (“Debt”) secured by a mortgage, security interest, pledge, lien or other encumbrance (mortgages, security interests, pledges, liens and other encumbrances being hereinafter called “Mortgages”) on any Principal Property or on any shares of stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such Debt that the Notes (together with, if the Company shall so determine, any other indebtedness of or guaranty by the Company or such Restricted Subsidiary ranking equally with the Notes and then existing or thereafter created) shall be secured equally and ratably with such Debt; provided, however, that the foregoing restrictions shall not apply to Debt secured by:

(i) Mortgages on property, shares of stock or indebtedness of any Person existing at the time such Person becomes a Restricted Subsidiary;

(ii) Mortgages on property existing at the time of acquisition of such property by the Company or a Restricted Subsidiary, or Mortgages to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Restricted Subsidiary or to secure any Debt incurred by the Company or a Restricted Subsidiary prior to, at the time of, or within one year after the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which Debt is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement the Mortgage shall not apply to any property theretofore owned by the Company or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

(iii) Mortgages securing Debt owing by any Restricted Subsidiary to the Company or another Restricted Subsidiary;

(iv) Mortgages on property of a Person existing at the time that Person is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary;

(v) Mortgages on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages (including without limitation Mortgages incurred in connection with pollution control, industrial revenue or similar financings);

(vi) Mortgages existing on the date of the Fourth Supplemental Indenture; or

(vii) any extension, renewal or replacement or successive extensions, renewals or replacements, in whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (vi); provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

(b) Notwithstanding Section 6.01(a) above, the Company and one or more of its Restricted Subsidiaries may, without securing the Notes, issue, assume, or guarantee Debt secured by Mortgages which would otherwise be subject to the restrictions set forth in Section 6.01(a) above; provided that the aggregate amount of Debt incurred under this Section 6.01(b) that would then be outstanding after giving pro forma effect to any such incurrence (including the pro forma application of the proceeds of such Debt incurred), together with the aggregate amount of the then outstanding Attributable Debt incurred under Section 6.02(a) of this Fourth Supplemental Indenture, does not exceed 10% of the Consolidated Net Tangible Assets of the Company and its consolidated Subsidiaries.

Section 6.02. Sale and Leaseback Transactions. The Company shall not, nor shall it permit any Restricted Subsidiary to, enter into any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property of the Company or any Restricted Subsidiary (whether such Principal Property is now owned or hereafter acquired) (except for temporary leases for a term of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person, unless (a) the Company or such Restricted Subsidiary would be entitled, pursuant to Section 6.01 of this Fourth Supplemental Indenture, to issue, assume or guarantee Debt secured by a Mortgage upon the property involved at least equal in amount to the Attributable Debt for that transaction without equally and ratably securing the Notes or (b) the Company shall apply an amount in cash equal to the Attributable Debt for that transaction to the retirement (other than any mandatory retirement or by way of payment at maturity), within 90 days of the effective date of any such arrangement, of Debt of the Company or any Restricted Subsidiary (other than Debt owed by the Company or any Restricted Subsidiary and other than Debt of the Company which is subordinated to the Notes), which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of creation of such Debt.

It is understood that transactions entered into pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, are not Debt secured by a Mortgage within the meaning of Section 6.01 or sale and leaseback transactions prohibited by the first paragraph of this Section 6.02.

Section 6.03. Merger, Consolidation or Sale of Assets. Section 6.04 of the Base Indenture shall be applicable to each series of Notes; provided, that, with respect to each series of Notes, Section 6.04(a) of the Base Indenture shall be amended to include the following proviso at the end of such provision:

“provided, in accordance with Section 6.05 of the Fourth Supplemental Indenture and notwithstanding the foregoing or anything to the contrary contained herein, any action taken by any of the Company or any Subsidiary in connection with or incidental to the consummation of the Transactions (including in each case the consummation thereof) shall be permitted under this Section 6.04 without restriction.”

Section 6.04. [Reserved].

Section 6.05. Transactions – No Restrictions. Notwithstanding anything to the contrary in the Indenture, any action taken by any of the Company or any Subsidiary in connection with or incidental to the consummation of the Intended Electronics Separation and other transactions on substantially the terms described under “Summary—Intended Electronics Separation” and “Summary—Recent Developments” of the Offering Memorandum and Consent Solicitation Statement (collectively, the “Transactions”), including in each case the consummation thereof, shall be permitted under all covenants and obligations under the Indenture without restriction.

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01. Events of Default. Section 7.01 of the Base Indenture shall be applicable to each series of Notes. In addition, the following shall be an “Event of Default” with respect to each series of Notes:

the failure of the Company to deliver a Special Mandatory Redemption Notice with respect to such series of Notes in accordance with Section 4.01 of this Fourth Supplemental Indenture.

ARTICLE VIII

AMENDMENT, SUPPLEMENT AND WAIVER

Section 8.01. Without the Consent of Holders. This Section 8.01 supersedes and replaces Section 14.01 of the Base Indenture with respect to each series of Notes, and references to “Section 14.01” of the Base Indenture shall instead refer to this “Section 8.01” of this Fourth Supplemental Indenture. The terms of any series of Notes or the terms of the Indenture with respect to such series of Notes may be amended, supplemented or otherwise modified by the Company and the Trustee, at any time and from time to time, without the consent of any Holder of Outstanding Notes of such series for any of the following purposes:

(a) to add to the covenants and agreements of the Company and to add Events of Default, in each case for the protection or benefit of the Holders of such series of Notes, or to surrender any right or power conferred upon the Company;

(b) to add to or change any of the provisions of the Indenture to provide, change or eliminate any restrictions on the payment of principal of or premium, if any, on such series of Notes; provided that any such action shall not adversely affect the interests of the Holders of the Notes of such series in any material respect;

(c) to evidence the succession of another entity to the Company, or successive successions, and the assumption by such successor of the covenants and obligations of the Company contained in the Notes of such series and in the Indenture in accordance with Section 6.03 of this Fourth Supplemental Indenture;

(d) to evidence and provide for the acceptance of appointment by a successor Trustee with respect to such series of Notes and to add to or change any of the provisions of the Indenture as shall be necessary for or facilitate the administration of the trusts under the Indenture by more than one Trustee;

(e) to secure such series of Notes;

(f) to cure any ambiguity or inconsistency or to correct or supplement any provision in the Indenture or to conform the terms that are applicable to such series of Notes to the description of the terms of such Notes in the “Description of the New Notes” section of the Offering Memorandum and Consent Solicitation Statement;

(g) to add to or change or eliminate any provision of the Indenture as shall be necessary or desirable in accordance with the Trust Indenture Act;

(h) to add guarantors or co-obligors with respect to such series of Notes or to release guarantors from their guarantees of such series of Notes, in accordance with the terms of such series of Notes;

(i) to make any change in such series of Notes that does not adversely affect in any material respect the rights of the Holders of such series of Notes;

(j) to provide for uncertificated securities in addition to certificated securities; or

(k) to supplement any of the provisions of the Indenture to the extent as shall be necessary to permit or facilitate the defeasance or discharge of such series of Notes; provided that any such action shall not adversely affect the interests of the Holders of such series of Notes in any material respect.

Section 8.02. With the Consent of Holders.

(a) This Section 8.02 supersedes and replaces Section 14.02 of the Base Indenture with respect to each series of Notes, and references to “Section 14.02” of the Base Indenture shall instead refer to this “Section 8.02” of this Fourth Supplemental Indenture. The terms of any series of Notes or the terms of the Indenture with respect to such series of Notes may be amended, supplemented or otherwise modified by the Company and the Trustee, at any time and from time to time, with the consent of Holders of a majority in aggregate principal amount of the Outstanding Notes of such series (evidenced as provided in Article VIII of the Base Indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Indenture or of modifying in any manner the rights of the Holders of the Notes of such series; provided that no such amendment, supplement or modification shall, without the consent of the Holder of each Outstanding Note of such series:

(i) extend the Stated Maturity of the principal of, or any installment of interest on, the Notes of such series, or reduce the principal amount or Redemption Price thereof or the interest thereon or any premium payable thereon, or extend the Stated Maturity of, or change the place of payment where, or the Currency in which the principal of and premium, if any, or interest on the Notes of such series is denominated or payable, change the ranking of such Notes or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or in the case of redemption, on or after the Redemption Date);

(ii) modify any of the provisions of this Section 8.02, Section 6.06 of the Base Indenture or Section 7.06 of the Base Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be amended, modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section 8.02 and Section 6.06 of the Base Indenture, or the deletion of this proviso, in accordance with the requirements of Section 11.06 of the Base Indenture and Section 8.01(d) of this Fourth Supplemental Indenture;

(iii) amend, waive or otherwise modify the provisions of Article IV with respect to the Notes of such series; or

(iv) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

(b) Any amendment, supplement or waiver that changes or eliminates any provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Notes or which modifies the rights of the Holders of the Notes of such series with respect to such covenant or other provision, shall be deemed to not affect the rights under the Indenture of the Holders of the Notes of any other series.

(c) It shall not be necessary for the consent of the Holders of any series of Notes under this Section 8.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

(d) The Company may set a record date for purposes of determining the identity of the Holders of each series of Notes entitled to give a written consent or waive compliance by the Company as authorized or permitted by this Section 8.02. Such record date shall not be more than 30 days prior to the first solicitation of such consent or waiver or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 312 of the Trust Indenture Act.

(e) Promptly after the execution by the Company and the Trustee of any amendment, supplement or modification pursuant to the provisions of this Section 8.02, the Company shall mail a notice, setting forth in general terms the substance of such amendment, supplement or modification, to the Holders of the Notes at their addresses as the same shall then appear in the Register of the Company. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or modification.

ARTICLE IX

SATISFACTION AND DISCHARGE; DEFEASANCE

Section 9.01. Satisfaction and Discharge of Indenture. Section 12.02 of the Base Indenture shall be applicable to each series of Notes; provided, that, solely with respect to each series of Notes, the last paragraph of Section of 12.02 of the Base Indenture shall be superseded and replaced by the following:

“Notwithstanding the satisfaction and discharge of the Indenture with respect to the Notes of any series, the obligations of the Company to the Trustee under Section 11.01 of the Base Indenture, the provisions of Sections 3.04, 3.05, 3.06, 3.07, 3.10, 6.02 and 6.03 of the Base Indenture, Article XII of the Base Indenture (as amended by Article IX of this Fourth Supplemental Indenture), and, if the Notes of such series are to be redeemed prior to their Stated Maturity, the provisions of Article IV of the Base Indenture, the provisions of Article III of the Fourth Supplemental Indenture, and, if money shall have been deposited with the Trustee pursuant Section 12.02(a) of the Base Indenture, the obligations of the Trustee under Section 12.07 of the Base Indenture and Section 6.03(e) of the Base Indenture shall survive such satisfaction and discharge.”

Section 9.02. Defeasance and Covenant Defeasance upon Deposit of Moneys or U.S. Government Obligations. Section 12.03 of the Base Indenture shall be applicable to each series of Notes. If the Company exercises its “covenant defeasance” option in accordance with Section 12.03 of the Base Indenture, in addition to any covenants specified therein, the Company shall cease to be under any obligation to comply with the covenants set forth in Section 6.01, Section 6.02 and Section 6.03 of this Fourth Supplemental Indenture. Solely with respect to each series of Notes, the definition of “Discharged” set forth in Section 12.03 of the Base Indenture shall be superseded and replaced by the following:

“‘Discharged’ means, with respect to the Notes of any series, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes of such series and to have satisfied all the obligations under the Indenture relating to the Notes of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, all of which shall survive such Discharge and remain in full force and effect with respect to the Notes of such series: (A) the rights of the Holders of the Notes of such series to receive, from the trust fund described in clause (a) above, payment of the principal of and premium, if any, and interest on such Notes when such payments are due, (B) Sections 3.04, 3.05, 3.06, 3.07, 3.10, 6.02 and 6.03 of the Base Indenture, (C) if the Notes of such series are to be redeemed prior to their Stated Maturity, the provisions of Article III of this Fourth Supplemental Indenture, (D) the provisions of Article XII of the Base Indenture (as amended by Article IX of this Fourth Supplemental Indenture) and (E) the rights, powers, trusts, duties and immunities of the Trustee hereunder.”

ARTICLE X

MISCELLANEOUS

Section 10.01. Ratification of Base Indenture. The Indenture, as supplemented by this Fourth Supplemental Indenture, is in all respects ratified and confirmed, and this Fourth Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Fourth Supplemental Indenture apply solely with respect to the Notes. The rights, privileges, immunities, benefits, protections and indemnities provided to the Trustee under the Base Indenture shall apply to any action or inaction of the Trustee (acting in any capacity hereunder) in connection herewith, including in connection with the execution and delivery of this Fourth Supplemental Indenture.

Section 10.02. Trust Indenture Act Controls. If and to the extent that any provision of this Fourth Supplemental Indenture limits, qualifies or conflicts with the duties imposed by, or another provision included in the Indenture which is required to be included in the Indenture by any of the provisions of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

Section 10.03. Effects of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 10.04. Successors and Assigns. All covenants and agreements in this Fourth Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

Section 10.05. Separability Clause. In case any provision in this Fourth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.06. Benefits of the Fourth Supplemental Indenture. Nothing in this Fourth Supplemental Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any Person or corporation other than the parties hereto and their successors and the Holders of the Notes any benefit or any right, remedy or claim under or by reason of this Fourth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Fourth Supplemental Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Holders of the Notes.

Section 10.07. Counterpart Originals. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.08. Governing Law; Waiver of Jury Trial. This Fourth Supplemental Indenture and the Notes shall be deemed to be contracts made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

EACH PARTY HERETO, AND EACH HOLDER OF A NOTE BY ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FOURTH SUPPLEMENTAL INDENTURE.

Section 10.09. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 10.10. U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Fourth Supplemental Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

Section 10.11. Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the day and year first above written.

DUPONT DE NEMOURS, INC. (F/K/A DOWDUPONT INC.)

By:	/s/ Antonella Franzen
	Name:	Antonella Franzen
	Title:	Senior Vice President and Chief Financial Officer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (AS SUCCESSOR IN INTEREST TO U.S. BANK NATIONAL ASSOCIATION), AS TRUSTEE

By:	/s/ Paul O’Brien
	Name:	Paul O’Brien
	Title:	Vice President

[Signature Page to Fourth Supplemental Indenture]

EXHIBIT A

[FORM OF FACE OF SECURITY]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO DUPONT DE NEMOURS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS SIX MONTHS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A

PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.](2)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE

REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1) Applies to Global Notes only.

(2) Applies to Rule 144A Notes only.

(3) Applies to Regulation S Notes only.

(4) Applies to Notes in definitive form only.

CUSIP No. [26614N AC6]1[U2651N AA2]2

ISIN No. [US26614NAC65]3[USU2651NAA29]4

DUPONT DE NEMOURS, INC.

4.725% NOTES DUE 2028

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.), a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [●] million dollars ($[●]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2028 and to pay interest thereon from the most recent date to which interest has been paid or duly provided for by the Company on the 4.725% Notes due 2028 issued by the Company that were accepted in the Exchange Offers, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2025 at the rate of 4.725% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be May 1 or November 1, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office in U.S. Dollars.

[1]	For Rule 144A Note.
[2]	For Reg S Note.
[3]	For Rule 144A Note.
[4]	For Reg S Note.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.)

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 28, 2018 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of October 2, 2025 (as so supplemented, herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,584,398,000. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Indenture.

Optional Redemption. Prior to the Par Call Date, the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the applicable redemption date (assuming the Securities of this series to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities of this series to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means August 15, 2028.

“Treasury Rate” means, with respect to any redemption date for the Securities of this series, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields–one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life–and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities of this series to be redeemed.

In the case of a partial redemption, selection of the Securities of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. If any Securities of this series is to be redeemed in part only, the notice of redemption that relates to such Securities of this series will state the portion of the principal amount of such Securities of this series to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Securities of this series will be issued in the name of the holder of the Securities of this series upon surrender for cancellation of the original Securities of this series. For so long as the Securities of this series are held by The Depository Trust Company (“DTC”) (or another depositary), the redemption of the Securities of this series shall be done in accordance with the policies and procedures of such depositary.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Securities of this series or portions of the Securities of this series called for redemption.

Except as set forth herein, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Special Mandatory Redemption. If a Special Mandatory Redemption Event occurs, the Company shall redeem a portion of the Securities of this series in accordance with the provisions of Article IV of the Fourth Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Change of Control Repurchase Event. If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its option to redeem in whole the Securities of this series in accordance with the provisions set forth in this Security under the heading “Optional Redemption”, Holders of the Securities of this series will have the right to require the Company to repurchase all or any part (equal to $2,000 and additional multiples of $1,000) of their Securities as set forth in Article V of the Fourth Supplemental Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The restrictive covenants for this Security are as specified in the Indenture. Notwithstanding anything to the contrary in the Indenture, the consummation of the Transactions and any action taken by any of the Company or any Subsidiary in connection with or incidental to the Transactions (a) shall be permitted under all covenants and obligations under the Indenture without restriction and (b) shall not be deemed, individually or in the aggregate, to be a sale, conveyance, transfer or lease of all or substantially all of the Company’s assets to another entity. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Registration Rights. In addition to the rights provided to Holders under the Indenture, Holders of this Security shall have all of the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest, if any.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of said State.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐ to the Company; or

(2) ☐ pursuant to an effective registration statement under the Securities Act; or

(3) ☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4) ☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5) ☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Dated:_________________________

Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

DuPont de Nemours, Inc.

974 Centre Road

Wilmington, DE 19805

U.S. Bank Trust Company, National Association

333 Thornall Street

Edison, New Jersey 08837

Attn: Global Corporate Trust Services

Re: 4.725% Notes due 2028

Reference is hereby made to the Indenture, dated as of November 28, 2018 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of [October 2], 2025 (as so supplemented, the “Indenture”), by and between DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.) (the “Company”) and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

EXHIBIT B

[FORM OF FACE OF SECURITY]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO DUPONT DE NEMOURS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS SIX MONTHS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A

PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.](2)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1) Applies to Global Notes only.

(2) Applies to Rule 144A Notes only.

(3) Applies to Regulation S Notes only.

(4) Applies to Notes in definitive form only.

CUSIP No. [26614N AE2]5[U2651N AB0]6

ISIN No. [US26614NAE22]7[USU2651NAB02]8

DUPONT DE NEMOURS, INC.

5.319% NOTES DUE 2038

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.), a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [●] million dollars ($[●]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2038 and to pay interest thereon from the most recent date to which interest has been paid or duly provided for by the Company on the 5.319% Notes due 2038 issued by the Company that were accepted in the Exchange Offers, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2025 at the rate of 5.319% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be May 1 or November 1, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office in U.S. Dollars.

[5]	For Rule 144A Note.
[6]	For Reg S Note.
[7]	For Rule 144A Note.
[8]	For Reg S Note.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.)

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 28, 2018 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of October 2, 2025 (as so supplemented, herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $225,963,000. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Indenture.

Optional Redemption. Prior to the Par Call Date, the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the applicable redemption date (assuming the Securities of this series to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities of this series to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means May 15, 2038.

“Treasury Rate” means, with respect to any redemption date for the Securities of this series, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields–one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life–and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities of this series to be redeemed.

In the case of a partial redemption, selection of the Securities of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. If any Securities of this series is to be redeemed in part only, the notice of redemption that relates to such Securities of this series will state the portion of the principal amount of such Securities of this series to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Securities of this series will be issued in the name of the holder of the Securities of this series upon surrender for cancellation of the original Securities of this series. For so long as the Securities of this series are held by The Depository Trust Company (“DTC”) (or another depositary), the redemption of the Securities of this series shall be done in accordance with the policies and procedures of such depositary.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Securities of this series or portions of the Securities of this series called for redemption.

Except as set forth herein, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Special Mandatory Redemption. If a Special Mandatory Redemption Event occurs, the Company shall redeem a portion of the Securities of this series in accordance with the provisions of Article IV of the Fourth Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Change of Control Repurchase Event. If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its option to redeem in whole the Securities of this series in accordance with the provisions set forth in this Security under the heading “Optional Redemption”, Holders of the Securities of this series will have the right to require the Company to repurchase all or any part (equal to $2,000 and additional multiples of $1,000) of their Securities as set forth in Article V of the Fourth Supplemental Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The restrictive covenants for this Security are as specified in the Indenture. Notwithstanding anything to the contrary in the Indenture, the consummation of the Transactions and any action taken by any of the Company or any Subsidiary in connection with or incidental to the Transactions (a) shall be permitted under all covenants and obligations under the Indenture without restriction and (b) shall not be deemed, individually or in the aggregate, to be a sale, conveyance, transfer or lease of all or substantially all of the Company’s assets to another entity. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Registration Rights. In addition to the rights provided to Holders under the Indenture, Holders of this Security shall have all of the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest, if any.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of said State.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐ to the Company; or

(2) ☐ pursuant to an effective registration statement under the Securities Act; or

(3) ☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4) ☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5) ☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Dated:_________________________

Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

DuPont de Nemours, Inc.

974 Centre Road

Wilmington, DE 19805

U.S. Bank Trust Company, National Association

333 Thornall Street

Edison, New Jersey 08837

Attn: Global Corporate Trust Services

Re: 5.319% Notes due 2038

Reference is hereby made to the Indenture, dated as of November 28, 2018 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of [October 2], 2025 (as so supplemented, the “Indenture”), by and between DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.) (the “Company”) and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

EXHIBIT C

[FORM OF FACE OF SECURITY]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO DUPONT DE NEMOURS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS SIX MONTHS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A

PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.](2)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH DUPONT DE NEMOURS, INC. OR ANY AFFILIATE OF DUPONT DE NEMOURS, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DUPONT DE NEMOURS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO DUPONT DE NEMOURS, INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE

REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1) Applies to Global Notes only.

(2) Applies to Rule 144A Notes only.

(3) Applies to Regulation S Notes only.

(4) Applies to Notes in definitive form only.

CUSIP No.[26614N AG7]9[U2651N AC8]10

ISIN No. [US26614NAG79]11[USU2651NAC84]12

DUPONT DE NEMOURS, INC.

5.419% NOTES DUE 2048

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.), a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [●] million dollars ($[●]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2048 and to pay interest thereon from the most recent date to which interest has been paid or duly provided for by the Company on the 5.419% Notes due 2048 issued by the Company that were accepted in the Exchange Offers, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2025 at the rate of 5.419% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be May 1 or November 1, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office in U.S. Dollars.

[9]	For Rule 144A Note.
[10]	For Reg S Note.
[11]	For Rule 144A Note.
[12]	For Reg S Note.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.)

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 28, 2018 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of October 2, 2025 (as so supplemented, herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $294,781,000. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Indenture.

Optional Redemption. Prior to the Par Call Date, the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the applicable redemption date (assuming the Securities of this series to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities of this series to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means May 15, 2048.

“Treasury Rate” means, with respect to any redemption date for the Securities of this series, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields–one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life–and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities of this series to be redeemed.

In the case of a partial redemption, selection of the Securities of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. If any Securities of this series is to be redeemed in part only, the notice of redemption that relates to such Securities of this series will state the portion of the principal amount of such Securities of this series to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Securities of this series will be issued in the name of the holder of the Securities of this series upon surrender for cancellation of the original Securities of this series. For so long as the Securities of this series are held by The Depository Trust Company (“DTC”) (or another depositary), the redemption of the Securities of this series shall be done in accordance with the policies and procedures of such depositary.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Securities of this series or portions of the Securities of this series called for redemption.

Except as set forth herein, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Special Mandatory Redemption. If a Special Mandatory Redemption Event occurs, the Company shall redeem a portion of the Securities of this series in accordance with the provisions of Article IV of the Fourth Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Change of Control Repurchase Event. If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its option to redeem in whole the Securities of this series in accordance with the provisions set forth in this Security under the heading “Optional Redemption”, Holders of the Securities of this series will have the right to require the Company to repurchase all or any part (equal to $2,000 and additional multiples of $1,000) of their Securities as set forth in Article V of the Fourth Supplemental Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The restrictive covenants for this Security are as specified in the Indenture. Notwithstanding anything to the contrary in the Indenture, the consummation of the Transactions and any action taken by any of the Company or any Subsidiary in connection with or incidental to the Transactions (a) shall be permitted under all covenants and obligations under the Indenture without restriction and (b) shall not be deemed, individually or in the aggregate, to be a sale, conveyance, transfer or lease of all or substantially all of the Company’s assets to another entity. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Registration Rights. In addition to the rights provided to Holders under the Indenture, Holders of this Security shall have all of the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest, if any.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of said State.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)  ☐  to the Company; or

(2)  ☐  pursuant to an effective registration statement under the Securities Act; or

(3)  ☐  inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)  ☐  in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)  ☐  pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Dated:_________________________

Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

DuPont de Nemours, Inc.

974 Centre Road

Wilmington, DE 19805

U.S. Bank Trust Company, National Association

333 Thornall Street

Edison, New Jersey 08837

Attn: Global Corporate Trust Services

Re: 5.419% Notes due 2048

Reference is hereby made to the Indenture, dated as of November 28, 2018 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of [October 2], 2025 (as so supplemented, the “Indenture”), by and between DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.) (the “Company”) and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

EXHIBIT D

FORM OF CERTIFICATE TO BE

DELIVERED IN CONNECTION WITH

TRANSFERS PURSUANT TO REGULATION S

[Date]

Attention:

Re:

DuPont de Nemours, Inc. (the “Company”)

[applicable series of Notes] (the “Securities”)

Ladies and Gentlemen:

In connection with our proposed sale of $______________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Securities was not made to a person in the United States;

(2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) we have advised the transferee of the transfer restrictions applicable to the Securities.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

D-1

Very truly yours,

[Name of Transferor]

By:

Authorized Signature

D-2